Supplement to the John Hancock Cash Reserve, Inc. Prospectus dated May 1, 2001



On September 11, 2001, the Directors of the John Hancock Cash Reserve, Inc. (the "Fund") voted to recommend that the shareholders approve a tax free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled for December 5, 2001, the Fund would transfer all of its assets and liabilities to John Hancock U.S. Government Cash Reserve ("U.S. Government Cash Reserve") in a tax free exchange for shares of equal value of U.S. Government Cash Reserve. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus is scheduled to be mailed to shareholders on or about November 1, 2001.



September 12, 2001

9/01